UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2015

SABINE ROYALTY TRUST

(Exact name of Registrant as specified in its charter)

Texas	1-8424	75-6297143
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Southwest Bank P. O. Box 962020 Fort Worth, Texas		76162
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (855) 588-7839

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 23, 2015, the Registrant received its audit report from Weaver & Tidwell, L.L.P. with respect to the statement of fees and expenses paid to the trustee and escrow agent of the Registrant. A copy of the report and the accompanying statement of fees and expenses is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

d. Exhibits

99.1 Report dated March 23, 2015 of the Statement of Fees and Expenses paid by Sabine Royalty Trust to Bank of America, N.A. and Southwest Bank, as Trustee and Escrow Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SABINE ROYALTY TRUST

By:	SOUTHWEST BANK, TRUSTEE

	By:	/s/ RON E. HOOPER
Ron E. Hooper
SVP Royalty Trust Management

Date: March 23, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Report dated March 23, 2015 of the Statement of Fees and Expenses paid by Sabine Royalty Trust to Bank of America, N.A. and Southwest Bank, as Trustee and Escrow Agent.